SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
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|_|     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              NEW DRAGON ASIA CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X| No fee required.

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              pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              NEW DRAGON ASIA CORP.
                        2/F KAM CHUNG COMMERCIAL BUILDING
                               19-21 HENNESSY ROAD
                            WANCHAI, HONG KONG 33301

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2004

                              --------------------

      The Annual Meeting of Shareholders of New Dragon Asia Corp. will be held at 2/F Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong 33301 on Friday, May 14, 2004 at 11:00 a.m. Hong Kong time, for the following purposes:

      1. To elect seven directors to hold office until the Annual Meeting of Shareholders in 2005.

      2. To ratify the selection of Grobstein, Horwath & Company LLP as the Company's independent accountants for the year ending December 25, 2004.

      3. To transact such other business as may properly come before the meeting and any adjournment(s) of the meeting.

      The record date for the Annual Meeting is March 31, 2004. Only shareholders of record at the close of business on March 31, 2004 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

PLEASE READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION ABOUT THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                        By Order of the Board of Directors


                                        Heng Jing Lu
                                        Chief Executive Officer
                                        May 3, 2004

                              NEW DRAGON ASIA CORP.

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation of proxies by the Board of Directors, of New Dragon Asia Corp. to be used at our Annual Meeting of Shareholders to be held on May 14, 2004, and any adjournment or adjournments of the meeting. The matters to be considered at the Annual Meeting are set forth in the Notice of Meeting. Our executive offices are located at 2/F Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong 33301 and our telephone number is (852) 2520 0220. We are sending this Proxy Statement and the enclosed form of proxy to shareholders on or about May 3, 2004.

RECORD DATE AND OUTSTANDING SHARES

      The Board has fixed the close of business on March 31, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments of the meeting. As of the record date, we had issued and outstanding 45,061,342 shares of Class A Common Stock, par value $0.0001, comprising all of our issued and outstanding voting stock. Each of our shareholders will be entitled to one vote for each share of Class A Common Stock held of record by that shareholder.

SOLICITATION AND REVOCATION

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

      o "FOR" the election of the nominees listed below under "Election of Directors," and

      o "FOR" the ratification of Grobstein, Horwath & Company LLP as the Company's independent accountants for the year ending December 25, 2004, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting.

      If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

      The presence, in person or by proxy, of a majority of the shares of Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

VOTING

      If a quorum is present at the Annual Meeting, the persons nominated for election as directors will be elected by a plurality of the shares of Class A Common Stock voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors for the ensuing year.

      If a quorum is present at the Annual Meeting, Proposal No. 2 to ratify the independent accountants requires a majority of the votes properly cast at the meeting.

      Abstentions with respect to either of these proposals will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a vote "AGAINST" the proposal. Broker non-votes will not be included in calculating the number of votes cast on these proposals.

      We know of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted on that matter in accordance with the best judgment of the persons named in the proxies.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      Pursuant to the rules of the American Stock Exchange ("AMEX"), the four independent directors of our Board have nominated the current directors as candidates for election as directors, to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified. For more information about our nominations procedures and other corporate governance matters, see "Corporate Governance" later in this Proxy Statement. In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE THE ELECTION OF EACH OF THE NOMINATED DIRECTORS. UNLESS OTHERWISE SPECIFIED IN THE FORM OF PROXY, THE PROXIES SOLICITED BY THE MANAGEMENT WILL BE VOTED "FOR" THE ELECTION OF THE CANDIDATES.. THE ELECTION OF DIRECTORS REQUIRES A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT AND VOTING AT THE MEETING.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information concerning each of our directors continuing in office and each of our current executive officers:

     NAME            AGE                      POSITION                    DIRECTOR SINCE
------------         --        ------------------------------------       --------------
Heng Jing Lu         53        Chief Executive Officer and Chairman            2003
Li Xia Wang          46        Chief Financial Officer and Director            2003
Ling Wang            40        Deputy General Manager and Director             2003
Zhi Yong Jiang       38        Independent Non-executive Director              2003
De Lin Yang          50        Independent Non-executive Director              2003
Qi Xue               52        Independent Non-executive Director              2000
Feng Ju Chen         50        Independent Non-executive Director              2004

      The business experience during at least the last five years of each of these individuals is as follows:

      Mr. Heng Jing Lu, CEO of the Company, graduated from The Shandong Institute of Economics in accounting and was a PRC qualified accountant. Before joining the Company on December 15,2003, he had been working in the oil and grain industry for over 30 years. His last position was the director of Oil and Grain Bureau. He has extensive experience in the management of agricultural and food related enterprises and strategic planning. He is primarily responsible for the business development and overall company management.

      Ms. Li Xia Wang, CFO of the Company, graduated from The Shandong Institute of Economics in accounting and is a PRC qualified accountant. She joined the Longkou Oil & Grain Group Company in 1980 where her last position was Deputy General Manager. She has over 20 years extensive experience in the field of finance and accounting. She joined the Company on December 15, 2003.

      Ms. Ling Wang, joined the Company on December 15, 2003 as deputy general manager of the Company, graduated from Shandong Television Broadcast University in economics management. She has been working in the subsidiary of the Group since 1981 and her main responsibilities are in operation control and internal audit.

      Mr. Zhi Yong Jiang, independent non-executive director of the Company since December 15, 2003, currently serves on the audit committee acting as Chairman. He graduated from Yantai Oil & Grain College in finance & accounting. After graduation, he has been working in the accounting and financing field for more than 19 years in different industries. He has extensive experience in the field of finance and accounting.

      Mr. De Lin Yang, independent non-executive director of the Company since December 15, 2003, is currently the chairman of the Yantai Hong Yuan CPA. Mr. Yang graduated from Shandong Gan Bu Distance Learning University with a bachelor degree in Accounting. He joined the Longkou City Ceramics Factory as an accountant in 1975 and was promoted to Chief Accountant in 1982. From 1989 to 1999, Mr. Yang served as the deputy chairman of the Longkou City CPA. In 2000, Mr. Yang joined the Yantai Hong Yuan CPA as the deputy chairman and was promoted to the chairman of the firm in 2002.

      Mr. Qi Xue, independent non-executive director of the Company since March 15, 2003, graduated from The Official Institute of Beijing Chemical Industry Management with high diploma of industrial accounting in 1987. He is an associate member of The Chinese Institute of Certified Public Accountants. Since 1999, he has been the Principal of the Longkou Huayu Certified Public Accountants Co. Ltd.

      Ms. Feng Ju Chen, independent non-executive director of the Company, graduated from Yantai University in business management and is a member of The Chinese Institute of Certified Public Accountants. She is the accounting manager of the Audit Bureau of Longkou City for more than 20 years. She has extensive experience in the field of accounting and joined the Company on April 15, 2004.

      Directors receive no compensation for serving on the Board of Directors, but are reimbursed for any out-of-pocket expenses, if any, incurred in attending board meetings.

      There are no family relationships between the directors and executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of our equity securities, on Forms 3, 4 and 5 respectively.

      Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the best of our knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

      The following table sets forth the number of our common shares owned by record, or to our knowledge, beneficially, by each of our Officers or Directors and by each person owning five percent or more of our outstanding shares, as of December 25, 2003. The percentage ownership is based upon 45,061,342 shares outstanding on December 25, 2003. Each person listed below has personal and sole beneficial ownership of the shares of common stock listed with their name:

         NAME                 TOTAL NUMBER OF SHARES        PERCENTAGE OWNERSHIP
---------------------------   ----------------------        --------------------
New Dragon Asia Food Ltd.           35,183,754                      78.1%

All Directors and Executive             -0-                          --
Officers (7 persons)

                                  COMPENSATION

      The following tables reflects the cash compensation we paid, as well as certain other compensation paid or accrued, to our Chief Executive Officer for our last three fiscal years. No other officer received remuneration exceeded to $100,000 for the fiscal year ended December 25, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                            ---------------------------------
                                               ANNUAL COMPENSATION (1)              AWARDS
                                          --------------------------------  ---------------------
                                                                            RESTRICTED             LONG-TERM
                                                              OTHER ANNUAL    STOCK                 INCENTIVE     ALL OTHER
                              FISCAL      SALARY     BONUS    COMPENSATION    AWARD(S)    OPTIONS     PLAN      COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR        ($)        ($)         ($)(1)       ($)          (#)     PAYOUTS($)     ($)(2)
---------------------------   ------      ------     -----    ------------  ----------    -------  -----------  ------------
Heng Jing Lu, CEO(2)           2003       - 0 -        $0                     - 0 -                                 $0
Xue Jun Song, CEO              2003       - 0 -        $0                     - 0 -                                 $0
Xue Jun Song, CEO              2002       - 0 -        $0                     - 0 -                                 $0
Xue Jun Song, CEO              2001       - 0 -        $0                     - 0 -                                 $0

----------

(1) We have concluded that the aggregate amounts of perquisites and other personal benefits paid to the named individuals do not exceed the lesser of $50,000 or 10% of the compensation reported in the table for such individuals.

(2) Mr. Lu assumed the position of Chief Executive Officer of Chief Executive on December 15, 2003

      We do not have a stock option plan, and accordingly, we have omitted the related table.

EMPLOYMENT CONTRACTS

      We do not have Employment Contracts with any of our officers.

COMPENSATION OF DIRECTORS

      Directors receive no compensation for serving on the Board of Directors, but are reimbursed for any out-of-pocket expenses, if any, incurred in attending board meetings.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED SHAREHOLDER MATTERS

      This table and its accompanying footnotes set forth certain information as of March 31, 2004 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our Class A Common Stock, (ii) each of our directors, (iii) our executive officers individually, and (iv) all of our directors and executive officers as a group (based upon information furnished by such persons). Shares of Class A Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this table have been included in the following table.

                                                                      PERCENTAGE
            NAME                          TOTAL NUMBER OF SHARES       OWNERSHIP
            ----                          ----------------------       ---------

   New Dragon Asia Food Ltd.                   35,183,754                  78%

All Directors and Executive Officers                  -0-                  --
        (7 persons)

                              CORPORATE GOVERNANCE

      We believe that good corporate governance and fair and ethical business practices are crucial not only to the proper operation of our company, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We have kept abreast of the actions taken in the past year and a half by Congress, the Securities & Exchange Commission (the "SEC") and the American Stock Exchange to improve and enhance corporate governance, and we take our responsibilities in this area very seriously. This section explains some of the things we have done, or are considering, to improve the way we run New Dragon.

CODE OF CONDUCT AND ETHICS

      Our Board of Directors has adopted a Code of Conduct and Ethics (the "Code") that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can obtain a copy of the Code by sending a written request to the attention of Mr. Wing Leung Lai, 2/F Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong 33301.

BOARD, COMMITTEE AND SHAREHOLDER MEETINGS

      New rules of the Amex require that our Board of Directors must meet at least quarterly. During the fiscal year ended December 25, 2003, the Board met nine times. The Audit Committee met seven times.

      It is our policy that all members of the Board of Directors attend the Annual Meeting of Shareholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual shareholder meeting.

BOARD AND COMMITTEE INDEPENDENCE

      BOARD OF DIRECTORS

      Under the newly adopted Amex rules, a majority of our Board of Directors must be "independent" and no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination about a director, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Under AMEX rules, the Board considered, among other factors, the director's current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director's professional and family relationships with management and other directors; the relationships that the director's current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer. AMEX rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.

      As a result of this review, the Board has determined that the following directors, comprising a majority of the entire Board, are independent: De Lin Yang, Qi Xue, Zhi Yong Jiang and Feng Ju Chen.

      AUDIT COMMITTEE

      Under the newly adopted AMEX rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under the AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934 ("Exchange Act"). As a result of its review, the Board determined that the following directors, in their capacity as the members of the Audit Committee, are independent: De Lin Yang, Qi Xue, Zhi Yong Jiang and Feng Ju Chen.

      In addition, the Board determined that:

      Each member of the Audit Committee is, as required by AMEX rules, able to read and understand fundamental financial statements.

      At least one member of the committee, Qi Xue, is "financially sophisticated" under the AMEX rules and is an "audit committee financial expert" under applicable provisions of the federal securities laws.

NOMINATING PROCESS

NOMINATIONS BY INDEPENDENT DIRECTORS

      Under the AMEX rules, nominees for our Board must be selected either by a nominating committee consisting entirely of independent directors or by a majority of the independent directors, acting pursuant to a standing resolution governing the nominating process. Given the size of our company and the significant committee responsibilities that many directors already have, we have chosen to assign this function to the independent directors rather than to a nominating committee. Consequently, our four independent directors are responsible for nominations. They act pursuant to a standing resolution. To date, the independent directors have not engaged any third parties to assist them in identifying candidates for the Board.

         Among the tasks that our independent directors may undertake in this capacity are these:

      o Identifying and selecting those persons who will be nominees for director.

      o Considering factors relevant to the selection of nominees, including requirements of law, stock exchange listing standards, matters of character, judgment, business experience and areas of expertise, the diversity of the Board, and other factors.

      o Recruiting appropriate candidates when necessary, and reviewing the qualifications of any candidates nominated by shareholders.

      o Evaluating from time to time the size and composition of the Board and its committees.

      o Evaluating the function and performance of the Board and its directors.

NOMINATIONS BY SHAREHOLDERS

      We have amended our By-laws to include a provision that authorizes a shareholder of record that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation to submit to us the name of any person whom the shareholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office prior to the scheduled date of the annual shareholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee's consent to be named as a nominee and to serve if elected. The shareholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a shareholder holding shares in "street name," then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a shareholder as a nominee need not be nominated by the independent directors.

      Recently, the SEC adopted rules that may require us to include in our future proxy statements information about a recommended shareholder nominee, but only when the following criteria are met:

      o The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to shareholders in connection with the prior year's annual meeting.

      o The shareholder or shareholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.

      If those criteria are met, and provided that we have written consent from the proposed candidate and from the shareholder or shareholder group, we would be obliged to identify in our proxy statement the name of the candidate and the shareholder or shareholder group making the nomination, and to disclose our position regarding the nomination.

SHAREHOLDER COMMUNICATIONS

      Our shareholders may communicate directly with the members of the Board of Directors or the individual Chair of standing Board committees by writing directly to those individuals c/o New Dragon Asia Corp. at the following address: 2/F Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong 33301.

                             AUDIT COMMITTEE REPORT

ROLE OF THE AUDIT COMMITTEE

      The Audit Committee operates pursuant to an Audit Committee Charter which is attached hereto as Appendix A. The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company's financial statements and other financial reports, (b) the Company's system of internal accounting controls, (c) the performance of the Company's internal and independent auditors and (d) the Company's compliance with legal and regulatory requirements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The audit committee has the sole authority to approve transactions that may involve actual or apparent conflicts of interest.

      Additionally, the Audit Committee has responsibilities and authority necessary to comply with Exchange Act rules relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls, and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit committee related expenses. These and other aspects of the Audit Committee's authority are more particularly described in the Audit Committee charter adopted by the Board of Directors in December, 2003, filed as Annex A to this Proxy Statement.

REVIEW OF OUR AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 25, 2003.

      The Audit Committee (the "Committee") has reviewed and discussed our audited financial statements for the fiscal year ended December 25, 2003 with management. The Audit Committee has discussed with Grobstein, Horwath & Company LLP, our independent public accountants, the matters required to be discussed by SAS 61.

      The Committee reviewed with the Company's financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls, and the quality of the Company's financial reporting.

      The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

      In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

      o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

      o Based on the independent auditors' experience and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

      o Based on the independent auditors' experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

      The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

      The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 ("Communication with Audit Committees"). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2003 was compatible with the independent auditors' independence.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee began reviewing the Company's SEC reports prior to filing in September 2002 and intends to continue this practice in the future. In addition, the Committee reviews all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

      In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 25, 2003, for filing with the Securities and Exchange Commission.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 25, 2003 for filing with the SEC.

                                                     AUDIT COMMITTEE
                                                     Zhi Yong Jiang, Chair
                                                     De Lin Yang
                                                     Qi Xue
                                                     Feng Ju Chen

AUDIT COMMITTEE'S PRE-APPROVAL POLICY

      During fiscal year 2003, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

      If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is less than $10,000. The Chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

                  COMPENSATION REPORT OF INDEPENDENT DIRECTORS

      We do not have a formal Compensation Committee of the Board. Compensation decisions during the fiscal year ended December 25, 2003 were made by a majority of the independent directors of the Board of Directors. Pursuant to resolutions of the Board, these independent directors are charged with the responsibility of reviewing and approving executive officers' compensation.

                                PERFORMANCE GRAPH

      The following Performance Graph compares the performance of our cumulative shareholder return with that of the AMEX market index and a published industry index (the SIC Code Index for Food and Kindred Products) for each of the most recent five fiscal years. The cumulative shareholder return for shares of our Class A Common Stock and each of the indices is calculated assuming that $100 was invested on December 31 1998. We paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

                               [PERFORMANCE GRAPH]

                           4/28/00       12/31/00      12/31/01      12/31/02      12/31/03
                           -------       --------      --------      --------      --------
NEW DRAGON ASIA CORP        100.00          7.35         63.29          9.41         17.18
RUSSELL 2000 INDEX          100.00         95.40         96.37         75.58        109.87
AMEX MARKET INDEX           100.00         93.80         89.47         85.90        116.92

                         INDEPENDENT PUBLIC ACCOUNTANTS

CURRENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected Grobstein, Horwath & Company LLP as our independent accountants for the fiscal year ending December 25, 2004. Grobstein, Horwath & Company LLP was our independent accounting firm for the fiscal year ended December 25, 2003.

PUBLIC ACCOUNTANTS' FEES

      From August 2002 through December 2003, fees for services provided by Grobstein, Horwath & Company LLP were as follows:

Audit Fees                                              $ 103,000.00
Audit Related Fees                                      $ Nil.
Tax Fees                                                $ 15,250.50
All Other Fees                                          $ 8,394.00

      From January 1, 2002 through August 2002, fees for services provided by Spear, Safer, Harmon & Co. were as follows:

Audit Fees                                              $ Nil.
Audit Related Fees                                      $ Nil.
Tax Fees                                                $ 577.50
All Other Fees                                          $ Nil.

      Audit Fees were for professional services rendered for the audit of the Company's annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees were for professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. All other fees consisted of shareholder meeting attendance and edgarization services. The Audit Committee considered and determined that the provision of non-audit services provided by Grobstein, Horwath & Company LLP is compatible with maintaining the firm's independence.

        PROPOSAL 2--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected Grobstein, Horwath & Company LLP ("Grobstein") as the Company's independent accountants for the year ending December 25, 2004, and has further directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. Grobstein has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Florida Business Corporation Act does not require the ratification of the selection of independent accountants by the Company's shareholders, but in view of the importance of the financial statements to the shareholders, the Board of Directors deems it advisable that the shareholders pass upon such selection. A representative of Grobstein will be present at this year's Annual Meeting of Shareholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

      In the event the shareholders fail to ratify the selection of Grobstein, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL (PROPOSAL 2 ON THE PROXY) TO RATIFY THE SELECTION OF THE INDEPENDENT ACCOUNTANTS. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, IN FAVOR OF THIS PROPOSAL. IN ORDER TO BE ADOPTED, THIS PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT AND VOTING AT THE MEETING.

                             SOLICITATION OF PROXIES

      We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

      In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in 2005, shareholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was sent on or about May 3, 2004, so the date by which proposals are required to be received under Rule 14a-8 will be November 15, 2004.

      Our By-laws requires that a shareholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days before the date for such meeting. We currently anticipate that next year's annual meeting will take place at approximately the same time of the year, or on or about May 12, 2005. In that case, the deadline for submission of notice will be January 12, 2005. Section 4.5 of the By-laws imposes the same deadline on the nomination by a shareholder of a candidate for election to the Board of Directors. For a meeting scheduled May 12, 2005, any proposal or nomination submitted after January 12, 2005 will be untimely. The By-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested shareholder. Finally, SEC rules require us to disclose in our proxy materials certain information about candidates for nomination to the Board who are recommended by a shareholder or group of shareholders owning more than 5% of our common stock. The deadline for notice to us of such a recommendation is 120 days prior to the anniversary date of mailing of this Proxy Statement, or November 15, 2004.

                                 OTHER BUSINESS

      Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy have discretion to vote in accordance with their best judgment.

                            AVAILABILITY OF FORM 10-K

      We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 25, 2003, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, contact Wing Leung Lai, Finance Manager, New Dragon Asia Corp., 2/F Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong 33301, telephone 852-2520-0220. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on our Internet site (http://www.newdragonasia.com) and the SEC's Internet site (http://www.sec.gov).

                                        By Order of Board of Directors

                                        Heng Jeng Lu
                                        Chief Executive Officer

May 3, 2004

                                 NEW DRAGON ASIA

                       CORPORATION AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee shall assist the Board of Directors in its oversight of (1) the integrity of the Corporation's financial statements and its financial reporting and disclosure practices, (2) the soundness of the Corporation's systems of internal controls regarding finance and accounting compliance, (3) the independence and qualifications of the Corporation's independent auditors,
(4) the performance of the Corporation's internal audit function and its independent auditors, and (5) the Corporation's compliance with legal and regulatory requirements and the soundness of the Corporation's ethical and environmental compliance programs. The Audit Committee is also responsible for preparing the report required to be included in the Corporation's proxy statement.

MEMBERSHIP

The Audit Committee shall consist of at least three Directors. The members of the Audit Committee shall meet the independence and expertise requirements of the AMEX rules and the Securities and Exchange Commission.

No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Corporation, unless the Board (1) determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee and (2) discloses this determination in the Corporation's proxy statement.

The members of the Audit Committee shall be appointed at least annually by the Board, with one of the members appointed as Committee Chair. Audit Committee members may be replaced by the Board.

RESPONSIBILITIES

In performing its oversight responsibilities, the Audit Committee shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss the Corporation's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", with management and the independent auditors prior to the filing of the Corporation's quarterly report on Form 10-Q, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), as amended.

2. Review and discuss the Corporation's annual financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", with management and the independent auditors prior to the filing of the Corporation's annual report on Form 10-K, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61, as amended.

3. Discuss with management the Corporation's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as the nature of financial information and earnings guidance provided to securities analysts and rating agencies. The Audit Committee's discussion in this regard may be general in nature and need not take place in advance of each instance in which the Corporation may provide financial information or earnings guidance.

4. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

5. Review, with management, the internal auditors and the independent auditors, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies. In this regard, the Audit Committee should obtain and discuss with management and the independent auditors reports and analyses from management and the independent auditors concerning: (a) all critical accounting policies and practices to be used by the Corporation, (b) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) any other material written communications between the independent auditors and management.

6. Review with the independent auditors (a) any audit problems or other difficulties encountered during the course of the audit process, including any restrictions on the scope of the independent auditors' activities or access to required information and any significant disagreements with management and (b) management's response to such matters.

7. Resolve any disagreements between management and the independent auditors regarding financial reporting.

8. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

OVERSIGHT OF THE CORPORATION'S RELATIONSHIP WITH ITS INDEPENDENT AUDITORS

9. Appoint or replace the Corporation's independent auditors (subject, if applicable to stockholder ratification), and approve all fees payable to the independent auditors. The independent auditors shall report directly to the Audit Committee.

10. Approve, in advance, all audit services, and all non-audit services provided by the Corporation's independent auditors that are not specifically prohibited under the Sarbanes-Oxley Act. Non-audit services need not be approved in advance only if (a) the aggregate amount of all such non-audit services are not more than 5% of all amounts paid to the independent auditors during the fiscal year, (b) they were not recognized to be non-audit services at the time of the engagement and (c) they are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. The Committee may delegate pre-approval authority to one or more members of the Committee, but all such decisions must be presented to the full Committee at its next regularly scheduled meeting.

11. Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

      a. Obtain and review a report by the Corporation's independent auditors describing: (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
            (iii) all relationships between the independent auditors and the Corporation;

      b.    Review and evaluate the lead audit partner;

      c. Assure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law;

      d. Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

      e. Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself;

      f. Take into account the opinions of management and the Corporation's internal auditors;

      g. Present its conclusions with respect to the independent auditors to the Board and, if necessary, recommend that the Board take appropriate action to satisfy itself of the qualifications, performance and independence of the independent auditors.

12. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Corporation was employed by such accounting firm and participated in the audit of the Corporation within one year of the initiation of the current audit.

OVERSIGHT OF THE CORPORATION'S INTERNAL AUDIT FUNCTION

13.  Review the scope and effectiveness of internal auditing activities.

14. Review and discuss with the independent auditors the responsibilities, budget and staffing of the Corporation's internal audit function.

COMPLIANCE OVERSIGHT

15. Review, with the Corporation's general counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

16. Annually review the Corporation's compliance program for its Code of Ethics and Conduct and the results of internal audit's review of the expense accounts of the Corporation's elected officers.

17. Annually review the status of the Corporation's environmental compliance program.

18. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

MEETINGS; OPERATIONAL MATTERS AND REPORTS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

The Audit Committee is to meet periodically in separate executive sessions with each of management, the Corporation's independent auditors and its internal auditor.

The Audit Committee may form and delegate authority to subcommittees when appropriate.

In connection with its duties and responsibilities, the Audit Committee shall have the authority to retain outside legal, accounting or other advisors, including the authority to approve the fees payable by the Corporation to such advisors and other retention terms.

The Audit Committee shall annually review its performance. In addition, the Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any changes it considers necessary or advisable.

The Audit Committee shall report regularly to the Board, including with respect to any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors or the performance of the internal audit function.

LIMITATION OF AUDIT COMMITTEE'S ROLE

The Audit Committee's role is one of oversight. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with GAAP. The independent auditors' responsibility is to provide their opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Corporation in conformity with GAAP. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in conformity with GAAP. Further, it is not the duty of the Audit Committee to assure compliance with applicable laws and regulations, the Corporation's Code of Ethics and Conduct or its environmental compliance program.

                       ANNUAL MEETING OF STOCKHOLDERS OF
                             NEW DRAGON ASIA CORP.

                                  MAY 14, 2004

      Please date, sign and mail your proxy card in the envelope provided as soon as possible.

   - Please detach along perforated line and mail in the envelope provided. -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.    Election of the following directors:

                                            NOMINEES:

|_|   FOR ALL NOMINEES                                       Hen Jing Lu

                                                             Li Xia Wang

|_|   WITHHOLD AUTHORITY                                     Ling Wang
      FOR ALL NOMINEES
                                                             Zhi Yong Jiang

                                                             De Lin Yang

                                                             Qi Xue

                                                             Femg Ju Chen
|_|   FOR ALL EXCEPT

(See instructions below)

2. To ratify the Board of Director's selection of Grobstein, FOR AGAINST ABSTAIN Horwath & Company LLP to serve and the Company's independent
accountants for the fiscal year ending December 25, 2004.    |_|   |_|     |_|

3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: -

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that |_| changes to the registered name(s) on the account may not be submitted via this method.

I PLAN ON ATTENDING THE ANNUAL MEETING |_|

Signature of Shareholder [                       ] Date: [                 ]
Signature of Shareholder [                       ] Date: [                 ]

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                 -----------------------------------------------